UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

BUILDERS FIRSTSOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6031 Connection Drive Suite 400
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 880-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2026, Builders FirstSource, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) announcing, among other things, that its Board of Directors (the “Board”) appointed Mike Hiller, Chief Talent Officer of the Company, as Chief Operating Officer-Designate effective May 18, 2026, and that Mr. Hiller will succeed Steve Herron, as Chief Operating Officer effective December 31, 2026. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Amendment No. 1 to the Original Form 8-K (this “Amendment”) to disclose the compensation arrangement approved by the Compensation Committee of the Board for Mr. Hiller in connection with his appointment as Chief Operating Officer, which compensation arrangement had not been determined at the time of the filing of the Original Form 8-K.

On October 14, 2026, the Compensation Committee of the Board approved a new compensation arrangement for Mr. Hiller in connection with his appointment as Chief Operating Officer. Effective January 1, 2027, Mr. Hiller will receive a base salary of $675,000 per year, and will be eligible to earn an annual bonus with a target award equal to 125% of his annual salary, based on achievement of performance goals established from year to year by the Compensation Committee of the Board. In addition, Mr. Hiller is eligible to participate in the Company’s Long-Term Incentive Plan. He will also receive a grant of time-based restricted stock units on October 18, 2026, having a grant value equal to $700,000, and vesting in equal annual installments on the first three anniversaries of the grant date. Mr. Hiller is a Tier II Participant in the Company’s Executive and Key Employee Severance Plan.

In addition, the Compensation Committee approved the appointment of Mr. Herron as Special Advisor, reporting directly to the Company’s Chief Executive Officer, effective January 1, 2027 through March 31, 2027. In his role as Special Advisor, Mr. Herron will receive a monthly advisory fee of $20,833.34. Mr. Herron’s outstanding and unvested time-based restricted stock units will vest in full as of the completion of his service as Special Advisor, and his outstanding and unearned performance-based restricted stock units will vest on a pro rata basis based on actual performance at the end of the applicable performance period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Date:	October 16, 2026	By:	/s/ Alena Brenner
Alena Brenner, Executive Vice President, Chief Legal Officer and Corporate Secretary